UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 26, 2007

                       THE MANAGEMENT NETWORK GROUP, INC.

             (Exact name of registrant as specified in its charter)

           Delaware                        0-27617               48-1129619
          -----------                     ---------             -------------

(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)

           7300 College Boulevard, Suite 302, Overland Park, KS 66210

             (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code         (913) 345-9315

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 3.01      NOTICE OF  DELISTING  OR FAILURE TO SATISFY A  CONTINUED  LISTING
               RULE OR STANDARD; TRANSFER OF LISTING

     As previously announced, on November 15, 2006, we received a letter from the staff of The Nasdaq Stock Market stating that we were not in compliance with Nasdaq Marketplace Rule 4310(c)(14) because we did not file our quarterly report on Form 10-Q for the quarter ended September 30, 2006 by the due date therefor. The filing of our September 30, 2006 Form 10-Q has been delayed pending completion of a Special Committee review of our historical practices regarding our stock option programs and related accounting. The November 15 letter advised that this delinquency served as a basis for delisting our common stock from The Nasdaq Stock Market. For additional information, see our Current Reports on Form 8-K dated November 13, 2006, November 15, 2006 and January 19, 2007.

     We requested a hearing before a Nasdaq Listing Qualification Panel (the "Panel") to review the staff determination. The hearing request automatically stayed the delisting of our common stock.

     The hearing was held on January 25, 2007. On February 26, 2007, the Nasdaq staff informed us by letter that the Panel had decided to grant our request for continued listing on the Nasdaq Stock Market, subject to the following conditions:

1. On or about March 31, 2007, we must provide the Nasdaq Hearing Department with a copy of the Special Committee's final report, including responses to questions posed in an Addendum to the February 26, 2007 letter, or in the alternative provide specific written responses to those questions. The questions have to do with the subject matter, scope, process and findings of the Special Committee review, any internal control and/or accounting weaknesses discovered during the course of the Special Committee review, and remedial measures recommended by the Special Committee and adopted by the Company.

2. On or before May 14, 2007, we must file our September 30, 2006 Form 10-Q with any required financial statement restatements.

     The February 26, 2007 letter further advised that if we are unable to file our September 30, 2006 Form 10-Q by the May 14, 2007 exception deadline, then our common stock will be delisted from Nasdaq effective May 15, 2007, unless the Nasdaq Listing Hearing Review Council calls the matter for review and stays the delisting.

     We currently anticipate that the Special Committee will deliver its written report on or before March 31, 2007, and that we will file our September 30, 2006 Form 10-Q and our December 30, 2006 Form 10-K containing any required restatements by the May 14, 2007 Nasdaq exception deadline.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE MANAGEMENT NETWORK GROUP, INC.
                                                                   (Registrant)

Date:  February 28, 2007               By:   /s/ Donald E. Klumb
                                             ----------------------------------
                                             Donald E. Klumb
                                             Vice President and Chief Financial
                                             Officer